UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): July 15, 2004

                           SOUTHWEST COMMUNITY BANCORP
             Incorporated Under the Laws of the State of California


         000-50545                                         30-0136231
    Commission File Number                 I.R.S. Employer Identification Number


                               5810 El Camino Real
                           Carlsbad, California 92008
                            Telephone: (760) 918-2616





                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)
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Item 7. Financial Statements and Exhibits
-----------------------------------------

(a)  Financial Statements

     Not Applicable.

(b)  Pro Forma Financial Information

     Not Applicable.

(c)  List of Exhibits

99.1 Press Release of Southwest Community Bancorp dated July 15, 2004, announcing results of operations and financial condition as of the six months ended June 30, 2004.


Item 12. Results of Operations and Financial Condition
------------------------------------------------------

On July 15, 2004, Southwest Community Bancorp issued its earnings release for the second quarter ended June 30, 2004. A copy of the earnings release is attached hereto as Exhibit 99.1, which is incorporated herein by reference. Southwest Community Bancorp does not intend for this Item 12 or Exhibit 99.1 to be incorporated by reference into filings under the Securities Exchange Act of 1934.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                    SOUTHWEST COMMUNITY BANCORP


DATE: July 15, 2004                                 By: /s/ Frank J. Mercardante
                                                        ------------------------
                                                        Frank J. Mercardante
                                                        President and Chief
                                                        Executive Officer